Capital management	12 Months Ended
Dec. 31, 2024
Capital Management
Capital management

13	Capital management

For the purposes of the Company’s capital management, capital considers total equity. The primary objective of the Company’s capital management is to maximize shareholder value.

In order to achieve its overall objective, the Company’s capital management, among other things, aims to ensure that it meets financial covenants under the debentures and other loans and financing, including net debt ratio to adjusted EBITDA. Breaches in meeting the financial covenants would permit the bank to immediately call loans and financing. There have been no breaches of the financial covenants of any loans and financing in the current and previous years.

No changes were made in the objectives, policies or processes for managing capital during the year ended December 31, 2024.